UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2015

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

GS Finance Corp. (“GSFC”) and The Goldman Sachs Group, Inc. (“Goldman Sachs Group”) have filed a Registration Statement on Form S-3ASR (333-198735) (the “Registration Statement”) under the Securities Act of 1933, as amended, registering, among other securities, Medium-Term Notes, Series E of GSFC (the “Notes”) that may be offered from time to time and guarantees of Goldman Sachs Group thereof (the “Guarantees”). A legal opinion as to the legality of certain of the Notes and Guarantees is being filed as Exhibit 5.1 to this Current Report. In addition, tax opinions as to certain tax matters are being filed as Exhibits 8.1 and 8.2 to this Current Report.

(d) Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

5.1	Opinion of Sidley Austin LLP as to the legality of certain of GSFC’s Medium-Term Notes, Series E, and Goldman Sachs Group’s related Guarantees

8.1	Opinion of Sidley Austin LLP as to certain federal tax matters

8.2	Opinion of Sullivan & Cromwell LLP as to certain federal tax matters

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 8.1)

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)

Date: February 26, 2015	By:	/s/ Kenneth L. Josselyn
	Name:	Kenneth L. Josselyn
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Sidley Austin LLP as to the legality of certain of GSFC’s Medium-Term Notes, Series E, and Goldman Sachs Group’s related Guarantees

8.1	Opinion of Sidley Austin LLP as to certain federal tax matters

8.2	Opinion of Sullivan & Cromwell LLP as to certain federal tax matters

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 8.1)

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 8.2)